UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): December 13, 2006

                                GERON CORPORATION
             (Exact name of registrant as specified in its charter)

    Delaware                         0-20859                 75-2287752
(State or other jurisdiction   (Commission File Number)      (IRS Employer
  of incorporation)                                          Identification No.)


                             230 CONSTITUTION DRIVE
                          MENLO PARK, CALIFORNIA 94025
          (Address of principal executive offices, including zip code)

                                 (650) 473-7700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01                  Other Events.

The Company deems the following information to be material:

         On August 4, 2006, Geron Corporation (the "Company") filed with the Securities and Exchange Commission a registration statement on Form S-3 (File No. 333-136327) (the "Registration Statement"), relating to the registration under the Securities Act of 1933, as amended, of shares of common stock of the Company, $0.001 par value ("Common Stock"), preferred stock, warrants and debt securities with a maximum aggregate offering price of $250,000,000, which Registration Statement was declared effective on August 18, 2006.

         Subsequently, on December 13, 2006, the Company entered into a Securities Purchase Agreement with certain institutional investors in connection with the offering of (i) an aggregate of 3,423,314 shares of Common Stock, (ii) warrants to purchase an aggregate of 6,451,686 additional shares of Common Stock (the "Warrants") and (iii) the shares of Common Stock to be issued upon exercise of the Warrants (the "Offering"), all of which Common Stock and Warrants are being issued pursuant to the Registration Statement. The Company received proceeds from the sale of these shares and Warrants equal to $40.0 million, less the Company's expenses relating to the sale, which are estimated to be $120,000. On December 15, 2006, the Company completed the Offering.

         The Company issued three types of Warrants, to which we refer as the A Warrants, the B Warrants and the C Warrants. The A Warrants are warrants to purchase up to an aggregate of 3,000,000 shares of Common Stock, which are exercisable from time to time, beginning June 13, 2007 until December 15, 2010. The exercise price of the A Warrants is equal to 120% of the average closing bid prices of the Company's Common Stock for the five trading day period immediately prior to June 13, 2007, not to exceed $12.14 per share. The B Warrants are warrants to purchase up to an aggregate of 1,875,000 shares of Common Stock, which are exercisable from time to time at a price of $8.00 per share during the period from December 15, 2006 until February 28, 2007. The terms of the B Warrants provide that the seventy-five day term for exercise of the warrants may, in certain circumstances, be extended until December 15, 2009 upon payment by the warrant holder of an extension fee equal to $7.99 per warrant share, such that if extended with respect to all warrant shares, the aggregate extension fee payable to the Company would be approximately $15.0 million (with nominal additional consideration to be received upon actual exercise). The C Warrants, for which the Company received proceeds per underlying share equal to the purchase price per share of Common Stock ($8.00), are warrants to purchase up to an aggregate of 1,576,686 shares of Common Stock which are exercisable from time to time for nominal additional consideration during the period from December 15, 2006 until December 15, 2008.

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         None of the A Warrants, B Warrants or C Warrants is exercisable to the extent that exercise of such warrants would cause any purchaser and its affiliates to beneficially own more than 4.9% of the outstanding shares of the Company's Common Stock. The Company will receive additional proceeds of approximately $15.0 million upon the full exercise of the B Warrants and the C Warrants (the portion of the proceeds received upon exercise of the C Warrants will be nominal) and a maximum of approximately $36.4 million upon the full exercise of the A Warrants (less the Company's expenses relating to the sales, which are estimated to be $15,000).

         The descripton of the A Warrants, B Warrants and C Warrants provided above is qualified in its entirety by reference to the full text of the form of A Warrants, B Warrants and C Warrants, as applicable, a copy of which is attached hereto as Exhibits 4.1, 4.2 and 4.3 respectively, and incorporated herein by reference. The Company's Press Release, dated December 14, 2006, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

                  (a) Financial Statements of Businesses Acquired.

                                    None.

                  (b) Pro Forma Financial Information.

                                    None.

                  (c) Shell Company Transactions.

                                    None.

                  (d) Exhibits.

                                   4.1     Form of A Warrant, dated December
                                           15, 2006, issued by the Company to
                                           certain purchasers.

                                   4.2     Form of B Warrant, dated December
                                           15, 2006, issued by the Company to
                                           certain purchasers.

                                   4.3     Form of C Warrant, dated December
                                           15, 2006, issued by the Company to
                                           certain purchasers.

                                   99.1    Press Release dated December 14, 2006


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GERON CORPORATION



Date: December 15, 2006                     By: /s/ David L. Greenwood
                                                -------------------------------
                                            David L. Greenwood
                                            Executive Vice President and Chief
                                            Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                               Description
-----------   ------------------------------------------------------------------
4.1           Form of A Warrant, dated December 15, 2006, issued by the Company to certain purchasers.
4.2           Form of B Warrant, dated December 15, 2006, issued by the Company to certain purchasers.
4.3           Form of C Warrant, dated December 15, 2006, issued by the Company to certain purchasers.
99.1          Press Release dated December 14, 2006.